POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints


				Michael Caccese
				Stacie Yates
				George Zornada

and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, to take as fully as the undersigned might or could do in person, any appropriate action to execute and file with the U.S.Securities and Exchange Commission reports on Forms 3, 4 and/or 5 as required by Section 16 of the Securities and Exchange Act of 1934, as amended (each, a "Section 16 Form"), including the filing of the application for EDGAR access on Form ID, in relation to the following registered investment companies:

Credit Suisse Alternative Capital Multi-Strategy Fund, LLC
Credit Suisse Alternative Capital Event Driven Fund, LLC
Credit Suisse Alternative Capital Long/Short Equity Fund, LLC
Credit Suisse Alternative Capital Relative Value Fund, LLC
Credit Suisse Alternative Capital Tactical Trading Fund, LLC
Credit Suisse Alternative Capital Multi-Strategy Institutional
    Fund, LLC
Credit Suisse Alternative Capital Event Driven Institutional
    Fund, LLC
Credit Suisse Alternative Capital Long/Short Equity Institutional
    Fund, LLC
Credit Suisse Alternative Capital Relative Value Institutional
    Fund, LLC
Credit Suisse Alternative Capital Tactical Trading Institutional
    Fund, LLC
Credit Suisse Alternative Capital Multi-Strategy Master Fund, LLC Credit Suisse Alternative Capital Event Driven Master Fund, LLC Credit Suisse Alternative Capital Long/Short Equity Master Fund, LLC Credit Suisse Alternative Capital Relative Value Master Fund, LLC and Credit Suisse Alternative Capital Tactical Trading Master Fund, LLC.

The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall expire when the undersigned ceases to be required to file Section 16 Forms with the Securities and Exchange Commission or any other authority.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of May 2006.

				/s/ Nils Tuchschmid
				_______________________________
				President and Manager